                                         UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                                     Washington, D.C. 20549

                                                *****

                                          FORM 8-K

                                       CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):    April 27, 2004

                                    Crompton Corporation
                  (Exact Name of Registrant as Specified in its Charter)

            Delaware                                  0-30270                           52-2183153
 (State or other Jurisdiction      (Commission File Number)        (IRS Employer Identification
         of Incorporation)                                                                    Number)

           199 Benson Road, Middlebury, Connecticut                  06749
           (Address of Principal Executive Offices)                        (Zip Code)

                                            (203) 573-2000
                    (Registrant's Telephone Number, Including Area Code)

Item 5. Other Events and Regulation FD Disclosure.

       The Board of Directors of Crompton Corporation announced that it has named Robert L.
Wood to the additional post of Chairman, effective April 27, 2004. Mr. Wood already serves as
President and Chief Executive Officer. Consistent with Crompton's management succession plan, Vincent A. Calarco, who previously served as Chairman, has stepped down from the Board effective April 27, 2004.

       Crompton also announced that its Board declared a regular quarterly dividend of five cents per share on the common stock of the Corporation, payable May 28, 2004 to shareholders of record on May 7, 2004.

       A copy of a press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

                                  *       *       *

            (c)         Exhibits.

                        Exhibit Number                             Exhibit Description

                             99.1                                         Press Release Dated April 27, 2004

                                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                                     Crompton Corporation
                                                                                 (Registrant)

                                                                     By:      ________________
                                                                     Name:    Barry J. Shainman
                                                                     Title:     Secretary

Date: April 28, 2004

Exhibit Index

        Exhibit Number                                              Exhibit Description

                99.1                                                       Press Release Dated April 27, 2004